                                POWER OF ATTORNEY
                                -----------------

STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Howard R. Fricke, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, Jeffrey B. Pantages, and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SBL VARIABLE ANNUITY ACCOUNT with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April 1995.

                                    Howard R. Fricke
                                    --------------------------------------------
                                    Howard R. Fricke

SUBSCRIBED AND SWORN to before me this 17th day of April 1995.

                                    Deborah D. Pryer
                                    --------------------------------------------
                                    Notary Public

My Commission Expires:

APRIL 11, 1999
--------------

                                POWER OF ATTORNEY
                                -----------------

STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Thomas R. Clevenger, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, Jeffrey B. Pantages, and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SBL VARIABLE ANNUITY ACCOUNT with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April 1995.

                                    Thomas R. Clevenger
                                    --------------------------------------------
                                    Thomas R. Clevenger

SUBSCRIBED AND SWORN to before me this 17th day of April 1995.

                                    Marilyn P. Schneider
                                    --------------------------------------------
                                    Notary Public

My Commission Expires:

JUNE 11, 1996
-------------

                                POWER OF ATTORNEY
                                -----------------

STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Sister Loretto Marie Colwell, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, Jeffrey B. Pantages, and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SBL VARIABLE ANNUITY ACCOUNT with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April 1995.

                                    Sister Loretto Marie Colwell
                                    --------------------------------------------
                                    Sister Loretto Marie Colwell

SUBSCRIBED AND SWORN to before me this 17th day of April 1995.

                                    Julia A. Smrha
                                    --------------------------------------------
                                    Notary Public

My Commission Expires:

JULY 07, 1996
-------------

                                POWER OF ATTORNEY
                                -----------------

STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, John C. Dicus, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, Jeffrey B. Pantages, and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SBL VARIABLE ANNUITY ACCOUNT with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April 1995.

                                    John C. Dicus
                                    --------------------------------------------
                                    John C. Dicus

SUBSCRIBED AND SWORN to before me this 17th day of April 1995.

                                    Marilyn P. Schneider
                                    --------------------------------------------
                                    Notary Public

My Commission Expires:

JUNE 11, 1996
-------------

                                POWER OF ATTORNEY
                                -----------------

STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, John E. Hayes, Jr., being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, Jeffrey B. Pantages, and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SBL VARIABLE ANNUITY ACCOUNT with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April 1995.

                                    John E. Hayes, Jr.
                                    --------------------------------------------
                                    John E. Hayes, Jr.

SUBSCRIBED AND SWORN to before me this 17th day of April 1995.

                                    Marilyn P. Schneider
                                    --------------------------------------------
                                    Notary Public

My Commission Expires:

JUNE 11, 1996
-------------

                                POWER OF ATTORNEY
                                -----------------

STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Laird G. Noller, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, Jeffrey B. Pantages, and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SBL VARIABLE ANNUITY ACCOUNT with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April 1995.

                                    Laird G. Noller
                                    --------------------------------------------
                                    Laird G. Noller

SUBSCRIBED AND SWORN to before me this 17th day of April 1995.

                                    Leanne D. Houser
                                    --------------------------------------------
                                    Notary Public

My Commission Expires:

FEBRUARY 11, 1997
-----------------

                                POWER OF ATTORNEY
                                -----------------

STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Frank C. Sabatini, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, Jeffrey B. Pantages, and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SBL VARIABLE ANNUITY ACCOUNT with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of April 1995.

                                    Frank C. Sabatini
                                    --------------------------------------------
                                    Frank C. Sabatini

SUBSCRIBED AND SWORN to before me this 18th day of April 1995.

                                    Jean B. Anderson
                                    --------------------------------------------
                                    Notary Public

My Commission Expires:

JULY 20, 1996
-------------

                                POWER OF ATTORNEY
                                -----------------

STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Robert C. Wheeler, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, Jeffrey B. Pantages, and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SBL VARIABLE ANNUITY ACCOUNT with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April 1995.

                                    Robert C. Wheeler
                                    --------------------------------------------
                                    Robert C. Wheeler

SUBSCRIBED AND SWORN to before me this 17th day of April 1995.

                                    Helen I. Miller
                                    --------------------------------------------
                                    Notary Public

My Commission Expires:

JANUARY 1, 1997
---------------

                                POWER OF ATTORNEY
                                -----------------

STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, William W. Hanna, being a Director of SECURITY BENEFIT LIFE INSURANCE COMPANY, by these presents do make, constitute and appoint Howard R. Fricke, Jeffrey B. Pantages, and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by SECURITY BENEFIT LIFE INSURANCE COMPANY and any SBL VARIABLE ANNUITY ACCOUNT with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April 1995.

                                    William W. Hanna
                                    --------------------------------------------
                                    William W. Hanna

SUBSCRIBED AND SWORN to before me this 17th day of April 1995.

                                    Carolyn R. Souders
                                    --------------------------------------------
                                    Notary Public

My Commission Expires:

JULY 21, 1995
-------------